Exhibit 21.1
Delek US Holdings, Inc.
Subsidiaries of the Registrant

Company Name:	State of Incorporation:
Delek US Energy, Inc.	DE
Delek Refining, Inc.	DE
Delek U.S. Refining GP, LLC	TX
Delek Refining, Ltd.	TX
Lion Oil Company, LLC	AR
Lion Oil Trading & Transportation, LLC	TX
J. Christy Construction Co., Inc.	AR
Delek Marketing & Supply, LLC	DE
Delek Logistics Services Company	DE
Delek Logistics GP, LLC	DE
Delek Logistics Partners, LP	DE
Delek Logistics Operating, LLC	DE
Delek Marketing & Supply, LP	DE
Delek Marketing GP, LLC	DE
Delek Crude Logistics, LLC	TX
Delek Marketing-Big Sandy, LLC	TX
Paline Pipeline Company, LLC	TX
Magnolia Pipeline Company, LLC	DE
SALA Gathering Systems, LLC	TX
El Dorado Pipeline Company, LLC	DE
DKL Transportation, LLC	DE
DKL RIO, LLC	DE
DKL Caddo, LLC	DE
Delek Renewables, LLC	DE
Delek Helena, LLC	DE
Delek Rail Logistics, Inc.	TX
DK Canada Energy ULC	Canada
Delek Land Holdings, LLC	DE
Delek Permian Pipeline Holdings, LLC	DE
Delek Permian Pipeline Finance, LLC	DE
Delek Permian Gathering, LLC	TX
Delek Big Spring Gathering, LLC	TX
Delek Big Spring North Gathering, LLC	TX
Delek Big Spring South Mainline, LLC	TX
Alon Asphalt Company	DE
Alon Assets, Inc.	DE
Alon Brands, Inc.	DE
Commerce Way Insurance Company, Inc.	TX
Delek W2W, LLC	DE

DKL Pipeline, LLC	DE
Alon Financial Services, Inc.	TX
Alon Louisiana Holdings, Inc.	DE
Alon Paramount Holdings, Inc.	DE
Alon Refining Krotz Springs, Inc.	DE
Alon Refining Louisiana, Inc.	DE
Alon Renewable Fuels, Inc.	DE
Alon USA Capital, Inc.	DE
Alon USA Delaware, LLC	DE
Alon USA GP, LLC	DE
Alon USA GP II, LLC	DE
Alon USA Holdings, LLC	TX
Alon USA, Inc.	DE
Alon USA, LP	TX
Alon USA Partners GP, LLC	DE
Alon USA Partners, LP	DE
Alon USA Energy, Inc.	DE
Alon USA Refining, LLC	DE
Alon West Coast, LLC	DE
GTS Licensing Company, Inc.	TX
Paramount Petroleum Corporation	DE
Paramount of Oregon, LLC	DE
Paramount of Washington, LLC	DE
Skinny's, LLC	TX
Southwest Convenience Stores, LLC	TX
DK Trading & Supply, LLC	DE
DKL Big Spring, LLC	DE
DKL Permian Gathering, LLC	TX
Delek Logistics Finance Corp	DE
DK Innovation (US), Inc.	DE
Delek Acquisitions, Inc.	DE
DK Innovation (Israel), Ltd.	Israel
DK-MX Acquisition (US), LLC	DE